UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                   FORM 8-K/A

                              --------------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 14, 2005

                       RIO TINTO AMERICA INC. SAVINGS PLAN
             (Exact name of registrant as specified in its charter)

       Delaware                 001-10533                         98-0047580
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(State of Incorporation)    (Commission File No.)             (I.R.S. Employer
                                                             Identification No.)

          Rio Tinto plc, 6 St. James's Square, London SW1Y 4LD England
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(Address of principal executive offices)                          (Zip Code)

Registrant's Telephone Number, Including Area Code:    +44 207 753 2117
                                                   ------------------------

                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
          CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
          240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         Item 4.01 of the Form 8-K report filed by the Registrant on October 26,
2005 is amended to read as follows:

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent registered public accounting firm

                  (i) On October 14, 2005, the administrators of the Rio Tinto America Savings Plan (the "Plan") dismissed PricewaterhouseCoopers ("PwC") as the Plan's independent registered public accounting firm. PwC was informed of their dismissal on October 20, 2005. The decision to change the accounting firm for the Plan was approved by the Rio Tinto America Inc. Administrative Committee in its capacity as the Plan Administrator of the Plan, but was not approved a board of directors or audit committee. The Plan does not have a board of directors or audit committee. PwC remain as auditors for Rio Tinto plc and Rio Tinto Limited.

                  (ii) PwC's report on the Plan's financial statements for the fiscal year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

                  (iii) During the past fiscal year ended December 31, 2003 and through October 14, 2005, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto its report on the financial statements for such year.

                  (iv) The Plan believes that there were no "reportable events" described in Item 304(a)(1)(v) of Regulation S-K with respect to the fiscal year ended December 31, 2003 and through October 14, 2005. On September 14, 2005, PwC sent to the Plan a letter claiming that during the course of its audit of the Plan's financial statements for the fiscal year ended December 31, 2003 PwC experienced delay resulting primarily from the inability of Rio Tinto Services, Inc. ("RTSI") to provide accurate and timely information, and it stated that "the inability of RTSI to provide accurate and timely information related to the Plan represents a material weakness in internal control." The Plan subsequently advised PwC of certain steps that it had taken to strengthen its capabilities to prepare Plan financial statements, including the hiring of new personnel and coordination in retrieving documents from business unit subsidiary offices. The Plan does not agree that it was unable to provide accurate and timely information to PwC during the course of its audit or that the delay in the completion of PwC's audit was significantly affected by retrieval of documents from business unit subsidiary offices.

                  (v) The Plan has requested PwC to furnish the Plan with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements. A copy of PwC's letter, dated November 9, 2005, is filed as Exhibit 16.1 to this Form 8-K/A.


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         (b) New independent registered public accounting firm

                  (i) On October 14, 2005, the administrators of the Plan appointed Tanner LC ("Tanner") as the Plan's independent registered public accounting firm for the year ended December 31, 2004. During the Plan's two most recent fiscal years and through October 14, 2005 neither the Plan nor anyone acting on its behalf consulted Tanner regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.



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(c)      Exhibits

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            RIO TINTO AMERICA INC. SAVINGS PLAN


                                            BY:     /s/ Christopher Crowl
                                               ---------------------------------
                                               Name:   Christopher Crowl
                                               Title:  Member Rio Tinto America
                                                       Inc. Administrative
                                                       Committee


Date:  November 9, 2005





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TABLE OF CONTENTS
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                                  EXHIBIT INDEX
                                  -------------

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.




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